PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement dated October 19, 2020
to Prospectuses dated April 27, 2020

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to Portfolios of the Advanced Series Trust available through your Annuity and updates other information in the Prospectus for your Annuity. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
The following changes are made to the Prospectus:
Variable Investment Options
Effective on or about November 16, 2020, the list entitled "Variable Investment Options" at the beginning of the Prospectus is amended by adding the AST Global Bond Portfolio as an investment option.

AST Templeton Global Bond Portfolio – Merger:
Effective on or about November 16, 2020 (the “Effective Date”), the AST Templeton Global Bond Portfolio (the “Target Portfolio”) will be merged into the AST Global Bond Portfolio (the “Acquiring Portfolio”) as noted below. This merger has been approved by the Board of Trustees of the Advanced Series Trust on behalf of the Portfolios and by the shareholders of the Target Portfolio. As of the Effective Date, all references to the AST Templeton Global Bond Portfolio are removed from the Prospectus.

Target Portfolio	Acquiring Portfolio
AST Templeton Global Bond Portfolio	AST Global Bond Portfolio

On the Effective Date, the Target Portfolio will no longer be available under your annuity contract, and any Account Value allocated to the Sub-account investing in the Target Portfolio will be transferred to the Sub-account investing in the Acquiring Portfolio. Your Account Value in the units of the Sub-account investing in the Acquiring Portfolio will be equal to your Account Value of the units of the Sub-account invested in the Target Portfolio immediately prior to the merger.

In the table captioned “Underlying Portfolio Annual Expenses” in the “Summary of Contract Fees and Expenses” section of the Prospectus, information pertaining to the AST Global Bond Portfolio is added on the Effective Date as follows:

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average daily net assets of the underlying Portfolios)

FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Global Bond Portfolio*	0.62%	0.03%	0.25%	0.00%	0.00%	0.00%	0.90%	0.04%	0.86%
*See notes immediately below for important information about this fund.
AST Global Bond Portfolio
The Manager has contractually agreed to waive 0.0412% of its investment management fee through June 30, 2022. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.88% of the Portfolio’s average daily net assets through June 30, 2022.
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Expenses waived/reimbursed by the Manager under the 0.88% limitation may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

In the “Investment Options” section of the Prospectus, information pertaining to the AST Global Bond Portfolio is added on the Effective Date as follows:

PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISER(S)
AST Global Bond Portfolio (formerly AST Wellington Management Global Bond Portfolio)	Seeks to provide consistent excess returns over the Bloomberg Barclays Global Aggregate US Dollar Hedged Bond Index.	Wellington Management Company, LLP AllianceBernstein, L.P. Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management International

Please note that you may transfer Account Value out of the Target Portfolio into an investment option available under your annuity contract any time prior to the Effective Date. Such transfers will be free of charge and will not count as one of your annual free transfers under your annuity contract. Also, for a period of 60 days after the Effective Date, any Account Value that was transferred to the Acquiring Portfolio as a result of the merger can be transferred into an investment option available under your annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

After the Effective Date, the Target Portfolio will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Target Portfolio will be deemed an instruction for the Acquiring Portfolio. This includes, but is not limited to, Systematic Withdrawals and Dollar Cost Averaging.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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